REVENUE	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue

7.	REVENUE

The following table represents a disaggregation of revenue earned from contracts with customers during the years ended December 31, 2024, 2023 and 2022. Liquefaction services revenue is included in our “FLNG” segment while Vessel management fees and other revenues is included in our “Corporate and other” segment.

	Year Ended December 31,
(in thousands of $)	2024	2023	2022
Base tolling fee (1)	204,501	204,501	204,501
Amortization of deferred commissioning period revenue (2)	4,131	4,120	4,120
Amortization of Day 1 gains (3)	12,575	12,541	22,608
Overproduction/ (underutilization) (4)	102	20,129	(20,089)
Incremental base tolling fee (5)	5,000	5,000	5,000
Other (6)	(1,350)	(873)	(2,170)
Liquefaction services revenue	224,959	245,418	213,970

Management fees revenue (7)	22,632	20,983	27,916
Service revenue (8)	—	13,798	14,423
Other revenues	435	305	1,746
Vessel management fees and other revenues	23,067	35,086	44,085
(1) The LTA bills at a base rate when the oil prices are at or below $60 per barrel, with an increased rate when prices exceed $60 per barrel. The oil price above the base rate is recognized as a derivative and included in “Realized and unrealized (loss)/gain on oil and gas derivative instruments” in the consolidated statements of operations (note 8).
(2) Customer billing during the commissioning period, prior to vessel acceptance and commencement of the contract term was deferred (note 23 and 24) and recognized evenly over the term of the LTA.
(3) Day 1 gains result from amount established on the initial recognition of the FLNG Hilli’s oil derivative instrument embedded in the LTA and the FLNG Hilli's gas derivative instruments pursuant to LTA (“LTA Amendment 3”) (note 23 and 24). These amounts were deferred on initial recognition and amortized evenly over the contract term.
(4) In March 2021, we entered into the second amendment to the LTA, changing the contract term from a fixed capacity of 500.0 billion cubic feet to a fixed term ending on July 18, 2026 (“LTA Amendment 2”). This amendment also permits billing adjustments for production variances commencing in 2019. Overproduction is invoiced at the end of each contract year, while underutilization (which is capped per contract year) is a reduction against our final invoice to the Customer at the end of the LTA in July 2026.
Pursuant to the fourth amendment to the LTA, the contracted capacity for 2023 increased by 0.04 million tonnes (from 1.4 million tonnes to 1.44 million tonnes) by incorporating 2022 underutilization into 2023 LNG production. The increased production target was met, releasing the 2022 underutilization liability of $35.8 million to our consolidated statement of operations in 2023, of which $20.1 million is recognized in “Liquefaction services revenue” and $15.7 million is recognized in “Other operating income”.
(5) In July 2021, we entered into the third amendment to the LTA to increase the FLNG Hilli's annual contracted capacity by 0.2 million tonnes for the 2022 (“LTA Amendment 3”). In July 2022, the Customer exercised its option for an additional 0.2 million tonnes (out of 0.4 million tonnes) from January 2023 until the end of the LTA, increasing the annual base capacity to 1.4 million tonnes. The tolling fee is linked to TTF and the Euro/U.S. Dollar exchange rates. The contractual floor rate is recognized in “Liquefaction services revenue” and the tolling fee above the contractual floor rate is recognized as a derivative in “Realized and unrealized (loss)/gain on oil and gas derivative instruments” in the consolidated statements of operations (note 8).
(6) For the years ended December 31, 2024, 2023 and 2022, “Other” includes accrued demurrage cost of $0.8 million, $0.3 million and $1.6 million, respectively, recognized in the period during which the production delay occurred, as well as the unwinding of deferred liquidated damages incurred prior to the contract commencement, amounting to $0.6 million, $0.6 million and $0.6 million, respectively.
(7) Comprised of ship management, administrative and vessel operation and maintenance services.
(8) In August 2022, we entered into a development agreement with Snam to provide drydocking, site commissioning and hook-up services for the Italis LNG (formerly known as Golar Tundra) (the “Development Agreement”), which it acquired from us in May 2022 (note 14.2). We completed the Development Agreement in May 2023 and recognized services revenue of $13.8 million for the year ended December 31, 2023.
Contract Assets and Liabilities
The following table represents our contract assets and liabilities balances as of December 31, 2024 and 2023:

	December 31,
(in thousands of $)	2024	2023
Contract assets	19,696	21,403

Current contract liabilities	(4,220)	(4,220)
Non-current contract liabilities	(2,145)	(6,276)
Total contract liabilities (1)	(6,365)	(10,496)
The movement of our contract liabilities are as follows:

	2024	2023
Opening balance on January 1	(10,496)	(62,416)
Recognition of unearned revenue (1) (2) (3)	4,131	44,104
Deferral of revenue (4)	—	(2,325)
Recognition of deferred revenue (4) (5)	—	10,141
Closing balance on December 31	(6,365)	(10,496)
(1) Included within “Total contract liabilities” is the deferred commissioning revenue in relation to the FLNG Hilli of $6.4 million as of December 31, 2024 (December 31, 2023: $10.5 million) (note 23 and 24). We expect to recognize liquefaction services revenue related to the partially unsatisfied performance obligation at the balance sheet date evenly over the remaining LTA contract term of approximately two years until July 2026, including the components of transaction price described above.
(2) As of December 31, 2023, following the achievement of the 2023 LNG production target, we fully released the $35.8 million contract liability for the 2022 underutilization.
(3) Included in “recognition of unearned revenue” in the contract liabilities reconciliation table above were the recognition of deferred commissioning revenue in relation to the FLNG Hilli of $4.1 million in 2024 (2023: $4.1 million) and the contract liability for the Development Agreement of $4.2 million in 2023 which was completed in May 2023.
(4) Included in “deferral of revenue” and “recognition of deferred revenue” in the contract liabilities reconciliation table above was the deposit of $2.3 million received in 2023 for the sale of the Gandria in May 2023 which was completed in November 2023 (note 19).
(5) Pursuant to the agreements with Snam for the future sale of the Golar Arctic following her conversion into a FSRU, we would convert LNG carrier Golar Arctic to an FSRU upon receipt of a notice to proceed, which would lead to her eventual sale to Snam. In June 2023, Snam’s option to issue the notice to proceed lapsed, consequently, we retained and recognized the first advance payment of $7.8 million and presented in “Other operating income” in the consolidated statements of operations.